Leases - Summary of Maturities of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Operating Lease Liabilities Payments Due [Abstract]
2020	$ 114,518	$ 240,438
2021	206,414	196,099
2022	181,916	175,598
2023	158,968	152,470
2024	141,902	135,234
Thereafter	854,924	800,876
Total undiscounted operating lease payments	1,658,642	1,700,715
Less: Imputed interest	(430,667)	(435,693)
Total operating lease liabilities	$ 1,227,975	$ 1,265,022